Subsequent event	12 Months Ended
Jun. 30, 2018
Subsequent Event
Subsequent event
29.	Subsequent events

Sale of farm

On June 13, 2018, the Company entered into an agreement for the sale of a total area of 9,784 hectares (7,485 harable hectares) of Jatobá Farm, a rural property located in the city of Jaborandi in Bahia, for 285 soybean bags per hectare or R$177,862.

On July 31, 2018, the buyer made a down payment of 300,000 soybean bags, in the amount of R$21,000, and the Company transfered of ownership of the land, which resulted in the recognition of the revenue from the sale of land in the amount of R$156,810. The remaining balance will be paid in seven annual installments.

Lease agreement

On August 28, 2018, the Company entered into a leasing agreement to use an area of 23,500 hectares, which have a compromise of payment a minimum of 9.39 soybean bags per hectare or 17% of total production, whichever the greater. The area is in the municipality of São Félix do Araguaia, in the state of Mato Grosso – Brazil. The new farm will be named Partnership V.

The lease agreement has a term up to 10 years and was set with market prices practiced in the region. The area will be cultivated with grains on the upcoming 2018/2019 harvest year. These areas are mature, with more than 5 years under production and are suitable for a second crop.